UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2004 (March 30, 2004)

GenTek Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14789	02-0505547

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 East Halsey Road, Parsippany, NJ	07054

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (973) 515-3221

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 30, 2004, GenTek Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and full fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTEK INC. (Registrant)

Date:	March 31, 2004	By:	/s/ Matthew R. Friel

Name:	Matthew R. Friel
Title:	Vice President and Chief Financial Officer

Exhibit Index

Number	Title

99.1	Press release, dated March 30, 2004, announcing that the Company’s earnings for the fourth quarter and full fiscal year ended December 31, 2003.